                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: May 13, 1999


                            THE SEAGRAM COMPANY LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        Canada                      1-2275                          None
(STATE OR OTHER JURISDICTION      (COMMISSION                  (IRS EMPLOYER
      OF INCORPORATION)           FILE NUMBER)               IDENTIFICATION NO.)


               1430 Peel Street, Montreal, Quebec, Canada H3A 1S9
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



               Registrant's telephone number, including area code:

                                 (514) 849-5271

Item 5. Other Events.

          Filed as part of this Current Report on Form 8-K and incorporated by reference herein are the unaudited pro forma consolidated financial statements of The Seagram Company Ltd. (the "Corporation") for the nine months ended March 31, 1999 and for the fiscal year ended June 30, 1998 which give effect to the sale of Tropicana Products, Inc., the acquisition of PolyGram N.V. ("PolyGram") and certain other transactions. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements of the Corporation and Polygram.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          (99) Unaudited pro forma consolidated statements of income for the nine months ended March 31, 1999 and for the fiscal year ended June 30, 1998.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       THE SEAGRAM COMPANY LTD.
                                             (Registrant)



Date:  May 13, 1999
                                    By:  /s/ Daniel R. Paladino
                                         _______________________________
                                         Daniel R. Paladino
                                         Executive Vice President,
                                         Legal and Environmental Affairs


                                       3